UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 9, 2012

WELLPOINT, INC.

(Exact name of registrant as specified in its charter)

Indiana	001-16751	35-2145715
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

120 Monument Circle

Indianapolis, IN 46204

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (317) 488-6000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 – Other Events

On July 9, 2012, WellPoint, Inc., an Indiana corporation (the “Company” or “WellPoint”), and AMERIGROUP Corporation (“Amerigroup”), a Delaware corporation, issued a joint press release announcing the execution of an Agreement and Plan of Merger, dated as of July 9, 2012 (the “Merger Agreement”), among the Company, Amerigroup and WellPoint Merger Sub, Inc., a Delaware corporation and an indirect wholly owned subsidiary of the Company. In addition, the Company and WellPoint will hold a conference call and simultaneous presentation to investors to discuss the announcement of the Merger Agreement.

A copy of the press release is attached hereto as Exhibit 99.1 and the investor presentation is attached hereto as Exhibit 99.2, and each is incorporated herein in their entirety by reference.

Cautionary Statement Regarding Forward-Looking Statements

This communication contains certain “forward-looking” statements as that term is defined by Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Statements that are predictive in nature, that depend on or relate to future events or conditions, or that include words such as “believes”, “anticipates”, “expects”, “may”, “will”, “should”, “estimates”, “intends”, “plans” and other similar expressions are forward-looking statements. Forward-looking statements involve known and unknown risks and uncertainties that may cause our actual results in future periods to differ materially from those projected or contemplated in the forward-looking statements as a result of, but not limited to, the following factors: the failure to receive, on a timely basis or otherwise, the required approvals by Amerigroup’s stockholders and government or regulatory agencies; the risk that a condition to closing of the proposed transaction may not be satisfied; Amerigroup’s and WellPoint’s ability to consummate the merger; the possibility that the anticipated benefits and synergies from the proposed transaction cannot be fully realized or may take longer to realize than expected; the failure by WellPoint to obtain the necessary debt financing arrangements set forth in the commitment letter received in connection with the merger; the possibility that costs or difficulties related to the integration of Amerigroup’s and WellPoint’s operations will be greater than expected; operating costs and business disruption may be greater than expected; the ability of Amerigroup to retain and hire key personnel and maintain relationships with providers or other business partners pending the consummation of the transaction; and the impact of legislative, regulatory and competitive changes and other risk factors relating to the industries in which Amerigroup and WellPoint operate, as detailed from time to time in each of Amerigroup’s and WellPoint’s reports filed with the Securities and Exchange Commission (“SEC”). There can be no assurance that the proposed transaction will in fact be consummated.

Additional information about these factors and about the material factors or assumptions underlying such forward-looking statements may be found under Item 1.A in each of Amerigroup’s and WellPoint’s Annual Report on Form 10-K for the fiscal year ended December 31, 2011, and Item 1.A in each of Amerigroup’s and WellPoint’s most recent Quarterly Report on Form 10-Q for the quarter ended March 31, 2012. Amerigroup and WellPoint caution that the foregoing list of important factors that may affect future results is not exhaustive. When relying on forward-looking statements to make decisions with respect to the proposed transaction, stockholders and others should carefully consider the foregoing factors and other uncertainties and potential events. All subsequent written and oral forward-looking statements concerning the proposed transaction or other matters attributable to Amerigroup and WellPoint or any other person acting on their behalf are expressly qualified in their entirety by the cautionary statements referenced above. The forward-looking statements contained herein speak only as of the date of this communication. Neither Amerigroup nor WellPoint undertakes any obligation to update or revise any forward-looking statements for any reason, even if new information becomes available or other events occur in the future, except as may be required by law.

Additional Information and Where to Find It

This communication is being made in respect of the proposed transaction involving Amerigroup and WellPoint. The proposed transaction will be submitted to the stockholders of Amerigroup for their consideration. In connection with the proposed transaction, Amerigroup will prepare a proxy statement to be filed with the Securities and Exchange Commission (the “SEC”). Amerigroup and WellPoint plan to file with the SEC other documents regarding the proposed transaction. STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT REGARDING THE PROPOSED TRANSACTION AND ANY OTHER RELEVANT DOCUMENTS CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. The definitive proxy statement will be mailed to Amerigroup’s stockholders. You may obtain copies of all documents filed with the SEC concerning the proposed transaction, free of charge, at the SEC’s website at www.sec.gov. In addition, stockholders may obtain free copies of the documents filed with the SEC by Amerigroup by going to Amerigroup’s Investor Relations website page by clicking the “Investors” link at www.amerigroup.com or by sending a written request to Amerigroup’s Secretary at Amerigroup Corporation, 4425 Corporation Lane, Virginia Beach, Virginia 23462, or by calling the Secretary at (757) 490-6900.

Interests of Participants

Amerigroup and WellPoint and each of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Amerigroup in connection with the proposed transaction. Information regarding Amerigroup’s directors and executive officers is set forth in Amerigroup’s proxy statement for its 2012 annual meeting of stockholders and its Annual Report on Form 10-K for the fiscal year ended December 31, 2011, which were filed with the SEC on April 27, 2012 and February 24, 2012, respectively. Information regarding WellPoint’s directors and executive officers is set forth in WellPoint’s proxy statement for its 2012 annual meeting of shareholders and its Annual Report on Form 10-K for the fiscal year ended December 31, 2011, which were filed with the SEC on April 2, 2012 and February 22, 2012, respectively. Additional information regarding persons who may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction will be contained in the proxy statement to be filed by Amerigroup with the SEC when it becomes available.

Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits.

(d) Exhibits.

The following exhibits are being filed herewith:

Exhibit Number	Description

99.1	Joint Press Release issued by WellPoint and Amerigroup, dated July 9, 2012

99.2	Investor Presentation, dated July 9, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 9, 2012

WELLPOINT, INC.

By:	/s/ John Cannon
Name:	John Cannon
Title:	EVP, General Counsel,
Corporate Secretary and Chief Public Affairs Officer

EXHIBIT INDEX

Exhibit No.	Exhibit

99.1	Joint Press Release, dated July 9, 2012, issued by WellPoint and Amerigroup

99.2	Investor Presentation, dated July 9, 2012